American Express
Earnings Conference Call
1Q’10
April 22, 2010
Exhibit 99.2

($ in millions)	1Q'10	1Q'09	%Inc/(Dec)
GAAP Net Interest Income	**$1,307**	**$919**	***42%***
Securitization Adjustments:			
Interest income	NA	886	
Interest expense	NA	(83)	
Managed Net Interest Income	**$1,307**	**$1,722**	***(24%)***

($ in millions)	1Q'10	1Q'09	%Inc/(Dec)
GAAP All Other Revenues	**$926**	**$903**	***3%***
Securitization Adjustments:			
Discount revenue, net card fees and other	NA	99	
Managed All Other Revenues	**$926**	**$1,002**	***(8%)***

($ in millions)	1Q'10	1Q'09	%Inc/(Dec)
GAAP Total Revenues Net of Interest Expense	**$6,606**	**$5,926**	***11%***
Securitization Adjustments:			
Discount revenue, net card fees and other	NA	99	
Interest income	NA	886	
Securitization income, net	NA	(141)	
Interest expense	NA	(83)	
Managed Total Revenues Net of Interest Expense	**$6,606**	**$6,687**	***(1%)***

Annex 1

Note: "Total portfolio" is a GAAP measurement as of January 1, 2010, and reflects all cardmember loans, including non-securitized cardmember loans and securitized cardmember loans. Prior to the consolidation of securitized loans in the Company’s balance sheets on January 1, 2010, the Company referred to the total portfolio as the
"managed” basis (i.e., “non-GAAP”) presentation and referred to the GAAP presentation as the “owned” basis.
($ in millions) GAAP Net Interest Income Securitization Adjustments: Interest income Interest expense Managed Net Interest Income ($ in millions) GAAP All Other Revenues Securitization Adjustments: Discount revenue, net card fees and other Managed All Other Revenues ($ in millions) GAAP Total Revenues Net of Interest Expense Securitization Adjustments: Discount revenue, net card fees and other Interest income Securitization income, net Interest expense Managed Total Revenues Net of Interest Expense 1Q'10 1Q'09 %Inc/(Dec) $1,307 $919 42% NA 886 NA (83) $1,307 $1,722 (24%) 1Q'10 1Q'09 %lnc/(Dec) $926 $903 3% NA 99 $926 $1,002 (8%) 1Q'10 1Q'09 %Inc/(Dec) $6,606 $5,926 11% NA 99 NA 886 NA (141) NA (83) $6,606 $6,687 (1%)

Summary Financial Performance
Total Revenues Net of Interest Expense
Return on Average Common Equity
Income from Continuing Ops**
Diluted EPS from Continuing Ops***
100%
11%
$5,926
17%
$443
$6,606
128%
$0.32
$0.73
17%
$885
3%
1,156
1,191
Average Diluted Shares Outstanding
($ in millions, except per share amounts)
*See Annex 1 for presentation of 1Q’09 Total Revenues Net of Interest Expense on a GAAP Basis.**Net income, including results from discontinued operations, was $885MM and $437MM in 1Q'10 and 1Q'09, respectively, and increased 103% versus the prior year. ***Attributable to common shareholders. Represents income from continuing operations less (i) preferred share dividends and related accretion of $72MM for 1Q’09 and (ii) earnings allocated to participating share awards and other items of $12MM and $4MM for 1Q'10 and 1Q'09, respectively. Diluted EPS on a net income basis, including results from discontinued operations, was $0.73 and $0.31 in 1Q'10 and 1Q'09, respectively, and increased 135% versus the prior year.
1Q'10
1Q'09
% Inc/(Dec)

Managed Total Revenues Net of
Interest Expense*
(1%)
$6,687
$6,606

Cardmember Loans
Long Term Debt
$32.8
52.3
$29.0
25.0
Shareholders’ Equity
14.4
(1.8)
Impact of Consolidating Off-Balance
Sheet Assets and Liabilities
($ in billions)

12/31/09
Adjustments*
1/1/10
$61.8
77.3
12.6
Investment Securities
24.3
(3.6)
20.7
Other Assets
13.2
2.2
15.4
Loss Reserves (CM Loans)
(3.3)
(2.5)
(5.8)
*On January 1, 2010, the Company consolidated its off balance sheet cardmember loans and related debt onto its balance sheet in compliance with generally accepted accounting standards
(GAAP) governing transfers of financial assets and consolidation of variable interest entities (referred to herein as “new GAAP adopted effective 1/1/10”, and formerly known as “SFAS 166/167”).
In connection with the adoption of these standards, the Company recorded a $2.6B pre-tax charge ($1.8B after-tax) to equity primarily in order to establish reserves against the loans being brought onto its balance sheet. The adoption of these standards eliminates the securitization income, net line from the Company’s Consolidated Statements of Income starting in 1Q’10, as income and expense related to securitized loans and related debt are now reported on the natural income statement lines. The Company did not restate prior period results. A summary of the major balance sheet impacts of the new GAAP adopted effective 1/1/10 is shown above.
Other Receivables
5.1
(1.9)
3.2

Metric Performance
Billed Business ($ in B)**
- Total Portfolio
Total Cards In Force (MM)
Avg. Basic Cardmember
Spending (Dollars)***
*FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars. (i.e., assumes 1Q'10 foreign exchange rates apply to 1Q'09 results.) **Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. ***Computed from proprietary card activities only. †Total portfolio includes securitized and non-securitized loans, which represents GAAP basis for 1Q’10. In prior periods, only the non-securitized loans were reported for GAAP basis. ††On an FX adjusted basis,
1Q’09 loans would have been $37.9B on a GAAP basis and $66.2B for the Total Portfolio.
WW Travel Sales ($ in B)
$161.0
88.0
$57.6
$3,012
16%
(4%)
(11%)
23%
$139.2
91.6
$65.0
$5.1
20%
$4.3
$2,443
12%
20%
Cardmember Loans ($ in B)
$57.6
57%
$36.7
- GAAP Basis
15%
52%
(13%)
††
†
††
% Inc/(Dec)
FX Adj.*
1Q'10
1Q'09

$70
$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
Jan'08
Apr'08
Jul'08
Oct'08
Jan'09
Apr'09
Jul'09
Oct'09
Jan'10
Mar'10
YoY Growth - Reported
YoY Growth - FX Adjusted*

Worldwide Billed Business
($ in billions)

*FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars. (e.g., assumes foreign exchange rate used for Jan’10 applies to Jan’09; rate used for Dec’09 applies to Dec’08, etc.)
Quarter
% inc/dec vs. prior year:
1Q’09
(16%)
2Q’09
(16%)
3Q’09
(11%)
4Q’09
8%
1Q’10
16%

% increase/(decrease) vs. prior year:

20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

Note: Excludes non-proprietary merchants.

Transaction Size
Transactions
Worldwide Network Spending

Total Spending

Segment Billed Business - Reported & FX Adjusted

% increase/(decrease) vs. prior year:

	1Q'08	2Q'08	3Q'08	4Q'08	1Q'09	2Q'09	3Q'09	4Q'09	1Q'10
ICS									
Reported	21%	20%	11%	(14%)	(21%)	(20%)	(12%)	14%	19%
FX Adjusted	9%	10%	8%	1%	(5%)	(7%)	(6%)	0%	6%
GCS									
Reported	13%	14%	8%	(11%)	(23%)	(23%)	(14%)	8%	23%
FX Adjusted	9%	10%	7%	(5%)	(18%)	(18%)	(11%)	3%	18%
GNS									
Reported	50%	42%	29%	0%	(6%)	(3%)	2%	34%	36%
FX Adjusted	40%	35%	27%	11%	8%	6%	7%	22%	25%
Total									
Reported	14%	12%	8%	(10%)	(16%)	(16%)	(11%)	8%	16%
FX Adjusted	11%	10%	7%	(5%)	(12%)	(13%)	(9%)	4%	12%

Annex 2

*FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars. (e.g., assumes foreign exchange rate used for 1Q'10 applies to 1Q'09; rate used for 4Q’09 applies to 4Q’08, etc.)
*
Segment Billed Business - Reported & FX Adjusted" % increase/(decrease) vs. prior year: 1Q'08 2Q'Q8 3Q'08 4Q'08 ICS Reported 21% 20% 11% (14%) FX Adjusted 9% 10% 8% 1% 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 (21%) (20%) (12%) 14% 19% (5%) (7%) (6%) 0% 6% GCS Reported 13% 14% 8% (11%) FX Adjusted 9% 10% 7% (5%) GNS Reported 50% 42% 29% 0% FX Adjusted 40% 35% 27% 11% (23%) (18%) (6%) 8% (23%) (18%) (3%) 6% (14%) (11%) 2% 7% 3% 34% 22% 23% 18% 36% 25% Total Reported 14% 12% 8% (10%) FX Adjusted 11% 10% 7% (5%) (16%) (16%) (11%) (12%) (13%) (9%) 16% 12%

% increase/(decrease) vs. prior year:
USCS
ICS (FX Adj)*
GCS (FX Adj)*
GNS (FX Adj)*
Total (FX Adj)*
40%
30%
20%
10%
0%
(10%)
(20%)
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

Billed Business Growth by Segment
*See Annex 2 for reported billings growth rates.

20%
10%
0%
(10%)
(20%)
(30%)
Charge
Co-Brand
Proprietary Lending
1Q'09
2Q '09
3Q'09
4Q '09
1Q'10

USCS Spending by Product

% increase/(decrease) vs. prior year:

25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
Proprietary Charge Card Billed Business*
Total Ending Cardmember Receivables
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10

% increase/(decrease) vs. prior year:
*Lending on charge billed business included in proprietary credit card billed business, not in proprietary charge card billed business.
Charge Card
Billed Business vs. Receivables Growth

Annex 3

*"Total portfolio" is a GAAP measurement as of January 1, 2010, and reflects all cardmember loans, including non-securitized cardmember loans and securitized cardmember loans. Prior to the consolidation of securitized loans in the Company’s balance sheets on January 1, 2010, the Company referred to the total portfolio as the "managed” basis presentation.
Worldwide Cardmember Lending ($ in billions, except percentages) 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 Total Worldwide Ending Loans GAAP $ 42.2 $ 48.2 $ 50.4 $ 54.4 $ 49.4 $ 49.6 $ 45.7 $ 42.2 Growth vs PY 29% 33% 32% 26% 17% 3% (9%) (22%) Total Portfolio* $ 63.1 $ 68.5 $ 71.9 $ 77.1 $ 75.1 $ 76.5 $ 75.5 $ 72.0 Growth vs PY 18% 21% 23% 22% 19% 12% 5% (7%) 1Q09 2Q'09 3Q'09 4Q09 1Q'10 $ 36.7 $ 32.5 $31.5 $32.8 $57.6 (26%) (34%) (31%) (22%) 57% $ 65.0 $ 62.9 $60.7 $61.8 $57.6 (13%) (18%) (20%) (14%) (11%)

25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
Proprietary Credit Card Billed Business*
Ending Loans - Total Portfolio**
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10

% increase/(decrease) vs. prior year, Total Portfolio:
*Lending on charge billed business included in proprietary credit card billed business. **See Annex 3 for GAAP basis.
Lending
Billed Business vs. Loan Growth

($ in millions, except percentages)

	Quarters Ended								
	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10
GAAP basis portfolio (B):									
Net interest income	$763	$676	$676	$669	$766	$612	$649	$621	$1,221
Average loans (billions)	$39.6	$37.9	$36.3	$33.2	$30.2	$26.5	$23.4	$22.7	$50.5
Adjusted net interest income (C)	$857	$756	$763	$725	$775	$581	$558	$537	$1,246
Adjusted average loans (billions) (D)	$39.6	$38.0	$36.3	$33.3	$30.3	$26.6	$23.5	$22.8	$50.5
Net interest income divided by average loans	7.7%	7.2%	7.4%	8.0%	10.3%	9.3%	11.0%	10.9%	9.8%
Net interest yield on cardmember loans (E)	8.7%	8.0%	8.4%	8.7%	10.4%	8.8%	9.4%	9.4%	10.0%
Total portfolio (F):									
Net interest income (G)	$1,446	$1,316	$1,363	$1,341	$1,569	$1,335	$1,305	$1,292	$1,221
Average loans (billions)	$64.5	$64.2	$64.6	$63.0	$59.1	$55.1	$52.9	$51.8	$50.5
Adjusted net interest income (C)	$1,541	$1,395	$1,451	$1,418	$1,592	$1,343	$1,315	$1,308	$1,246
Adjusted average loans (billions) (D)	$64.6	$64.2	$64.7	$63.1	$59.2	$55.2	$53.0	$51.9	$50.5
Net interest yield on cardmember loans (E)	9.6%	8.7%	8.9%	8.9%	10.9%	9.7%	9.8%	10.0%	10.0%

Annex 4 (A)
(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that the Company believes more accurately reflect funding and capital characteristics of its segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans on both a GAAP and non-GAAP basis. Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been restated for this change on both a GAAP and non-GAAP basis. (B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a
GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company’s income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet. (C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or non-GAAP basis, as applicable, excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans on a GAAP or non-GAAP basis, as applicable. (D) Represents average cardmember loans on a GAAP or non-GAAP basis, as applicable, excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans on a GAAP or non-GAAP basis, as applicable. (E) Represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) includes interest that is deemed uncollectible. For the GAAP and non-GAAP presentation, reserves and net write-
offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. (F) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company’s historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company’s entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 of the earnings tables for discussion of total portfolio information. (G) For periods ended on or prior to
December 31, 2009, the total portfolio information presented includes the adjustments to the GAAP "owned basis" presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed basis" information, which adjustments are set forth under the U.S. Card Services total portfolio presentation on page 23 of the earnings tables.

($ in millions, except percentages) Quarters Ended GAAP basis portfolio (B1): Net interest income Average loans (billions) Adjusted net interest income(C) Adjusted average loans (billions) (D) Net interest income divided by average loans Net interest yield on cardmember loans (E) Total portfolio(F); Net interest income (G) Average loans (billions) Adjusted net interest income(C) Adjusted average loans (billions) (D) Net interest yield on cardmember loans (E) $1,446 $1,316 $1,363 $1,341 $1,569 $1,335 $1,305 $1,292 $1,221 $64.5 $64.2 $64.6 $63.0 $59.1 $55.1 $52.9 $513 $50.5 $1,541 $1395 $1,451 $1,418 $1,592 $1,343 $1315 $1,308 $1,246 $64.6 $64.2 $64.7 $63.1 $59.2 $55.2 $53.0 $51.9 $50.5 9.6% 8.7% 8.9% 8.9% 10.9% 9.7% 9.8% 10.0% 10.0%

February
implementation
of the CARD Act
Increased Cost
of Funds due to
spike in
October 1M
LIBOR rate
Repriced additional
segments of US
lending portfolio
Loss of revenue due
to August CARD Act
implementation
Impact of
Collections
Strategy
Lower revolve
rate
Improved Cost of
Funds due to
LIBOR reversion
Re-priced 55% of
US Lending
Portfolio
USCS Net Interest Yield
Total Portfolio Cardmember Loans

See Annex 4 for GAAP basis.

Discount Revenue
Net Card Fees
Travel Commissions & Fees
Net Interest Income
All Other Revenue**
Total Revenues Net of Interest
Expense***
$3,466
521
386
1,307
926
$6,606
13%
(2%)
6%
42%
3%
11%
$3,066
532
365
$5,926
903
919
Revenue Performance
1Q’10
1Q’09
($ in millions)

(24%)
(8%)
(1%)
Rptd
Mgd*
Securitization Income, Net
N/A*
141
* See Annex 1 for presentation of 1Q’09 Net Interest Income, All Other Revenue and Total Revenue Net of Interest Expense on a GAAP basis.**Includes other commissions and fees and other. ***On an FX Adjusted basis, total revenues net of interest expense increased 8% on a GAAP basis and decreased 4% on a managed basis.
-

*On an FX adjusted basis, provision decreased 49%.
Charge Card
Cardmember Lending
$227
688
(32%)
(51%)
$336
1,414
Other
28
(47%)
53
Total*
$943
(48%)
$1,803
Provisions for Losses
1Q'10
1Q'09
% Inc/(Dec)
($ in millions)

$3,579
Marketing and Promotion
Other Operating Expenses*
Total Expenses**
$595
1,122
$4,411
72%
10%
23%
$345
1,024
# Denotes a percent change greater than 100%. *Includes professional services, occupancy and equipment, communications and other, net expenses. **On an FX adjusted basis, expenses increased 19%.
Income Tax Provision
$367
$101
Cardmember Rewards and Services
1,367
43%
957
Salaries and Employee Benefits
1,327
6%
1,253
($ in millions)
Expense Performance
1Q'10
1Q'09
% Inc/(Dec)

#

($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
3Q'06
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10

Marketing and Promotion Expense

Operating Expense Analysis
1Q’10
Average
Growth
8%
Small
Medium
Large
Examples of
Above Avg.
Opex Growth
Examples of
Below Avg.
Opex Growth
Technology
Investments
FDIC Deposit
Assessments
Global
Services
Group
Support Functions
Collections
Partner Investments
Global
Network
Services

USCS Charge Card
Net Write-off and 30 Days Past Due Rates

Net Write-off Rate

4.9%
5.2%
3.2%
1.9%
1.7%
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

30 Days Past Due Rate

3.7%
2.6%
2.2%
1.8%
1.9%
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

21

0.24%
0.27%
0.28%
0.22%
0.38%
0.13%
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

2.7%
2.3%
1.9%
1.6%
0.9%
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

ICS/GCS Charge Card
Net Loss and 90 Days Past Billings Ratios
Net Loss Ratio
90 Days Past Billings Ratio
Impact of change in write-off methodology

Charge Card Reserve Coverage

US Card Services
% of 30 days Past Due
81%
82%
International Card Services
% of 90 Days Past Billing
183%
102%
Global Commercial Services
156%
73%
% of Receivables
1.5%
3.0%
% of 90 Days Past Billing
% of Receivables
1.9%
3.3%
1.2%
1.7%
% of Receivables
1Q'10
4Q’09
1Q'09
82%
104%
1.4%
2.4%
1.4%
116%

Annex 5

*"Total portfolio" is a GAAP measurement as of January 1, 2010, and reflects all cardmember loans, including non-securitized cardmember loans and securitized cardmember loans. Prior to the consolidation of securitized loans in the Company’s balance sheets on January 1, 2010, the Company referred to the total portfolio as the "managed” basis presentation.
1Q’07 2Q’07 3Q’07 4Q’07 1Q’08 2Q’08 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09 1Q’10 Cardmember Lending GAAP Basis Total Loans ($ in 8} USCS $ 33.0 $ 38.2 $ 39.9 $ 43.3 $ 38.0 $ 37.8 $ 34.6 $ 32.7 $ 28.2 $ 23.6 $ 22.7 $ 23.5 $ 49.2 AXP $ 42.2 $ 48.2 $ S0.4 $ 54.4 $ 49.4 $ 49.6 $ 45.7 $ 42.2 $ 36.7 $ 32.5 $ 31.5 $ 32.8 $ 57.6 30 Days Past Due Loans as a % of Total USCS 2.3% 2.1% 2.4% 2.8% 3.4% 3.5% 3.9% 4.7% 5.1% 4.4% 4.2% 3.7% 3.3% AXP 2.5% 2.2% 2.5% 2.8% 3.3% 3.4% 3.7% 4.4% 4.9% 4.3% 4.0% 3.6% 3.3% Average Loans ($ in B) USCS $ 33.0 $ 3S.9 $ 38.6 $ 40.8 $ 39.6 $ 37.9 $ 36.3 $ 33.2 $ 30.2 $ 26.5 $ 23.4 $ 22.7 $ 50.5 AXP $ 42.4 $ 45.5 $ 48.7 $ 51.6 $ 50.7 $ 49.6 $ 47.7 $ 43.0 $ 39.0 $ 35.2 $ 32.3 $ 31.8 $ 59.3 Net Write-off Rate USCS 2.9% 2.9% 3.0% 3.5% 4.5% 5.8% 6.1% 7.0% 8.5% 10.3% 9.8% 8.0% 7.2% AXP 3.4% 3.4% 3.4% 3.7% 4.5% 5.5% 5.8% 6.5% 8.0% 9.6% 9.1% 7.4% 7.0% Cardmember Lending Total Portfolio Basis* Total Loans ($ in B) USCS $ 53.8 $ 58.5 $ 61.4 $ 65.9 $ 63.6 $ 64.7 $ 64.3 $ 62.4 $ 56.5 $ 54.0 $ 51.9 $ 52.6 $ 49.2 AXP $ 63.1 $ 68.5 $ 71.9 $ 77.1 $ 75.1 $ 76.5 $ 75.5 $ 72.0 $ 65.0 $ 62.9 $ 60.7 $ 61.8 $ 57.6 30 Days Past Due Loans as a % of Total USCS 2.4% 2.1% 2.4% 2.8% 3.2% 3.3% 3.9% 4.7% 5.1% 4.4% 4.1% 3.7% 3.3% AXP 2.5% 2.3% 2.5% 2.8% 3.2% 3.3% 3.8% 4.6% 5.0% 4.3% 4.0% 3.6% 3.3% Average Loans ($ in B) USCS $ 53.4 $ 56.2 $ 59.9 $ 63.2 $ 64.5 $ 64.2 $ 64.6 $ 63.0 $ 59.1 $ 55.1 $ 52.9 $ 51.8 $ 50.5 AXP $ 62.7 $ 65.9 $ 70.1 $ 74.0 $ 75.7 $ 75.8 $ 76.1 $ 72.8 $ 67.9 $ 63.9 $ 61.8 $ 60.9 $ 59.3 Net Write-off Rate USCS 2.9% 2.9% 3.0% 3.4% 4.3% 5.3% 5.9% 6.7% 8.5% 10.0% 8.9% 7.5% 7.2% AXP 3.3% 3.3% 3.2% 3.6% 4.3% 5.1% 5.7% 6.5% 8.2% 9.7% 8.6% 7.3% 7.0%

6.4%
7.5%
7.1%
6.1%
5.5%
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10

Total Portfolio
Lending Net Write-off Rates*
USCS
AXP
ICS
*See Annex 5 for GAAP basis for USCS and AXP. There are no off-balance sheet ICS securitizations; therefore, the net write-off rates for ICS are on an GAAP basis.

4.2%
4.0%
3.7%
3.3%
3.3%
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10

Total Portfolio
Lending 30 Days Past Due*
USCS
AXP
ICS
*See Annex 5 for GAAP basis for USCS and AXP. There are no off-balance sheet ICS securitizations; therefore, the net write-off rates for ICS are on an GAAP basis.

USCS Lending Total Portfolio Roll Rates and Bankruptcy Filings

1.8%
1.0%
Jul'08
Oct'08
Jan'09
Apr'09
Jul'09
Oct'09
Jan'10

50%
25%
Jul'08
Oct'08
Jan'09
Apr'09
Jul'09
Oct'09
Jan'10

USCS Customers, x000
33
42
48
53
57
70
71
71
65
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10

Current to 30 Days Past Due
Number of Bankruptcy Filings
30 Days Past Due to Write-off

Mar’10
Mar’10

2.6
(1.0)
1.4
3.0
3.3
2.5
(1.2)
0.7
5.3
12/31/08 Reserves
1Q'09 Write-offs & Other
1Q'09 Provision
3/31/09 Reserves
12/31/09 Reserves
1/1/10 Consolidation Reserve Build
1Q'10 Write-offs & Other
1Q'10 Provision
3/31/10 Reserves

AXP WW Lending Reserve Levels
($ in billions)
Securitized Loans
Non-Securitized Loans
$0.5
$0.7
1Q’10 Write-Offs Related to:

Lending Reserve Coverage
US Card Services
Worldwide
% of Past Due
283%
175%
% of Loans
9.5%
9.0%
Principal Months Coverage*
14.9x
11.0x
% of Past Due
277%
168%
% of Loans
9.2%
8.2%
Principal Months Coverage*
15.0x
10.8x
*Calculated by dividing the ending principal reserve balance by a monthly average of net principal write-offs during the respective quarter.
1Q'10
4Q’09
1Q'09

293%
10.8%
16.5x
279%
10.0%
16.2x

Note: These ratios represent a preliminary estimate as of the date of these earnings slides and may be revised in the Company’s first quarter Form 10-Q. *TCE equals common shareholders' equity of $13.4B, less goodwill and intangibles of $3.3B for 1Q'10. RWA is $106.6B for 1Q'10.
Tangible Common Equity to Risk-
Weighted Assets (“TCE/RWA”)*
Tier 1 Leverage
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Common Risk-Based
9.5%
7.8%
9.8%
12.0%
9.8%
(Preliminary)
5.0%
6.0%
10.0%
TBD
Capital Ratios and Regulatory
Benchmarks
1Q'10
Current
Benchmark

Cash*
$22
Operating Cash
(3)
CP and Short-Term
Deposits
Outstanding
(3)
2Q'10
4
Readily Marketable
Securities
11
3Q'10
4
$27
$20**
*Includes $21.1B classified as Cash and Cash Equivalents and $0.4B classified as Other Assets on the Company’s consolidated balance sheet. The latter is held against certain forthcoming asset-backed securitization maturities. **Includes maturities of long term unsecured debt of $7.0B, asset-backed securitization liabilities of $8.8B and long-term certificates of deposit of $3.8B.
4Q'10
7
Excess Cash & Securities
Twelve Month
Maturities
1Q'10 Liquidity Snapshot
Resources
Funding Maturities

1Q‘11
5

US Retail Deposit Programs
(2.3)
Amount Raised During 1Q'10
1.3
2.8
March 31, 2010 Balance
$11.8
$15.6
Weighted Avg., Original Maturity
31 Months
Average Rate at Issuance
2.3%
1Q'10 Maturities
December 31, 2009 Balance
$10.5
$15.1
(2.3)
4.1
$27.4
$25.6
*Retail savings accounts includes brokered sweep accounts and high yield savings accounts from the Personal Savings Program.
Retail CDs
Retail Savings
Accounts*
Total
Deposits
($ in billions)

Weighted Avg., Remaining Maturity
23 Months

Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe”, “expect”, “anticipate”, “optimistic”, “intend”,
“plan”, “aim”, “will”, “may”, “should”, “could”, “would”, “likely”, and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company’s ability to exceed for 2010 its on-average, over-time earnings per share growth target of 12 percent to 15 percent per annum, which will depend on, among other things, the factors described below, including the level of consumer and business spending, credit trends, expense management, currency and interest rate fluctuations and general economic conditions, such as unemployment and GDP growth; the Company’s ability to manage credit risk related to consumer debt, business loans, merchants and other credit trends, which will depend in part on (i) the economic environment, including, among other things, the housing market, the rates of bankruptcies and unemployment, which can affect spending on card products, debt payments by individual and corporate customers and businesses that accept the Company’s card products, (ii)
the effectiveness of the Company’s credit models and (iii) the impact of recently enacted statutes and proposed legislative initiatives affecting the credit card business, including, without limitation, The Credit Card Accountability Responsibility and Disclosure Act of 2009 (the “CARD Act”); the impact of the Company’s efforts to deal with delinquent cardmembers in the current challenging economic environment, which may affect payment patterns of cardmembers and the perception of the Company’s services, products and brands; the Company’s near-term write-off rates, including those for the second quarter of 2010, which will depend in part on changes in the level of the Company’s loan balances, delinquency rates of cardmembers, unemployment rates, the volume of bankruptcies and recoveries of previously written-off loans; consumer and business spending on the Company’s credit and charge card products and Travelers Cheques and other prepaid products and growth in card lending balances, which depend in part on the economic environment, and the ability to issue new and enhanced card and prepaid products, services and rewards programs, and increase revenues from such products, attract new cardmembers, reduce cardmember attrition, capture a greater share of existing cardmembers’ spending, and sustain premium discount rates on its card products in light of regulatory and market pressures, increase merchant coverage, retain cardmembers after low introductory lending rates have expired, and expand the Global Network Services business; the write-off and delinquency rates in the medium- to long-term of cardmembers added by the Company during the past few years, which could impact their profitability to the Company; the Company’s ability to effectively implement changes in the pricing of certain of its products and services; fluctuations in interest rates (including fluctuations in benchmarks, such as LIBOR and other benchmark rates that may give rise to basis risk, and credit spreads), which impact the Company’s borrowing costs, return on lending products and the value of the Company’s investments; the Company’s net interest yield on cardmember loans trending downward over time closer to historical levels, which will be impacted by the affects of the CARD Act and changes in consumer behavior that affect loan balances; the actual amount to be spent by the Company on marketing, promotion, rewards and cardmember services based on management’s assessment of competitive opportunities and other factors affecting its judgment and during 2010, the extent of provision benefit, if any, from lower than expected write-offs; the ability to control and manage operating, infrastructure, advertising and promotion expenses as business expands or changes, including the ability to accurately estimate the provision for the cost of the Membership Rewards program; fluctuations in foreign currency exchange rates; the Company’s ability to grow its business and generate excess capital and earnings in a manner and at levels that will allow the Company to return a portion of capital to shareholders, which will depend on the Company’s ability to manage its capital needs, and the effect of business mix, acquisitions and rating agency and regulatory requirements, including those arising from the Company’s status as a bank holding company; the ability of the Company to meet its objectives with respect to the growth of its brokered retail CD program, brokerage sweep account program and the direct deposit initiative, which will depend in part on customer demand, the perception of the Company’s brand and regulatory capital requirements; the success of the Global Network Services business in partnering with banks in the United States, which will depend in part on the extent to which such business further enhances the Company’s brand, allows the Company to leverage its significant processing scale, expands merchant coverage of the network, provides Global Network Services’ bank partners in the United States with the benefits of greater cardmember loyalty and higher spend per customer and benefits merchants through, among other things, greater transaction volume and additional higher spending customers; the ability of the Global Network Services business to meet the performance requirements called for by the Company’s settlements with MasterCard and Visa; trends in travel and entertainment spending and the overall level of consumer confidence; the uncertainties associated with business acquisitions, including, among others, the failure to realize anticipated business retention, growth and cost savings, as well as the ability to effectively integrate the acquired business into the Company’s

Forward-Looking Statements (Cont.)
existing operations; the success, timeliness and financial impact (including costs, cost savings, and other benefits, including increased revenues), and beneficial effect on the Company’s operating expense to revenue ratio, both in the short-term and over time, of reengineering initiatives being implemented or considered by the Company, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the internet to save costs, and planned staff reductions relating to certain of such reengineering actions, including, the ability of the
Company to generate an annualized level of greater than $500 million of gross expense savings by 2012 from reengineering actions in its Global Services unit; the Company’s ability to reinvest the benefits arising from such reengineering actions in its businesses; bankruptcies, restructurings, consolidations or similar events affecting the airline or any other industry representing a significant portion of the Company’s billed business, including any potential negative effect on particular card products and services and billed business generally that could result from the actual or perceived weakness of key business partners in such industries; the triggering of obligations to make payments to certain co-brand partners, merchants, vendors and customers under contractual arrangements with such parties under certain circumstances; a downturn in the Company’s businesses and/or negative changes in the Company’s and its subsidiaries’ credit ratings, which could result in contingent payments under contracts, decreased liquidity and higher borrowing costs; the ability of the Company to satisfy its liquidity needs and execute on its funding plans, which will depend on, among other things, the Company’s future business growth, its credit ratings, market capacity and demand for securities offered by the Company, performance by the Company’s counterparties under its bank credit facilities and other lending facilities, regulatory changes, including changes to the policies, rules and regulations of the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of San Francisco, the Company’s ability to securitize and sell receivables and the performance of receivables previously sold in securitization transactions; accuracy of estimates for the fair value of the assets in the Company’s investment portfolio and, in particular, those investments that are not readily marketable; the ability of the Company’s charge card and lending trusts to maintain excess spreads at levels sufficient to avoid material set-asides or early amortization of the Company’s charge card and lending securitizations, which will depend on various factors such as income derived from the relevant portfolios and their respective credit performances; the increase in excess spread resulting from the designation of discount option receivables with respect to the American Express Credit Account Master Trust, which will depend in part on the monthly principal payment rate posted to accounts in, and the credit performance of, the securitized lending portfolio; the Company’s ability to invest in technology advances across all areas of its business to stay on the leading edge of technologies applicable to the payments industry; the Company’s ability to attract and retain executive management and other key employees; the Company’s ability to protect its intellectual property rights (IP) and avoid infringing the IP of other parties; the potential negative effect on the Company’s businesses and infrastructure, including information technology, of terrorist attacks, natural disasters, intrusion into our infrastructure by “hackers” or other catastrophic events in the future; political or economic instability in certain regions or countries, which could affect lending and other commercial activities, among other businesses, or restrictions on convertibility of certain currencies; changes in laws or government regulations; the administration’s proposal to impose a Financial Crisis Responsibility Fee at the rate of approximately 15 basis points on certain liabilities of banks, bank holding companies and other financial institutions with consolidated assets of at least $50 billion; the potential failure of the U.S. Congress to extend the active financing exception to Subpart F of the Internal Revenue Code, which could increase the
Company’s effective tax rate and have an adverse impact on net income; the potential impact of the CARD Act and regulations adopted by federal bank regulators relating to certain credit and charge card practices, including, among others, the imposition by card issuers of interest rate increases on outstanding balances and the allocation of payments in respect of outstanding balances with different interest rates, which could have an adverse impact on the Company’s net income; accounting changes, including the implementation of changes to the accounting for off-
balance sheet activities or other potential regulatory interpretations in this area, which, effective January 1, 2010, required the Company to consolidate the assets and liabilities of the lending securitization trust, thereby requiring the Company to reestablish loss reserves, which has in turn resulted in a reduction to the Company’s regulatory capital ratios and has also resulted in a change with respect to the presentation of its financial statements beginning with the first quarter of 2010, and which also could result in lower credit ratings on securities issued by the
Company’s off-balance sheet securitization trusts as a result of the uncertainty with respect to the ability of rating agencies to continue to rely on the FDIC’s safe harbor rule regarding the isolation of securitized assets in the event of a sponsoring bank’s receivership or conservatorship, which in turn could adversely impact the Company’s ability to utilize securitizations as a component of its funding strategy; outcomes and costs associated with litigation and compliance and regulatory matters; and competitive pressures in all of the Company’s major businesses. A further description of these and other risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and the Company’s other reports filed with the SEC.